UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 3940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/09

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Important Tax Information
37	Information About the Review and Approval of the Fund’s Management Agreement
42	Board Members Information
45	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Active MidCap Fund, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S. stock market ended 2009 with a healthy annual gain, but market indices across all capitalization ranges and investment styles remained well below the peaks reached in the fall of 2007.The equity market’s advance was driven by improving investor sentiment as the U.S. economy staged a gradual, but sustained, recovery from the recession and banking crisis that had depressed stock prices at the beginning of the year. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand. The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across a variety of asset classes, including equities.While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year. As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009 through December 31, 2009, as provided by Warren Chiang, Prabhu Palani and C.Wesley Boggs, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2009, Dreyfus Active MidCap Fund’s Class A shares produced a total return of 35.24%, Class B shares returned 34.05%, Class C shares returned 34.13%, and Class I shares returned 35.01% 1 In comparison, the Russell Midcap Index (the “Index”), the fund’s benchmark, produced a total return of 40.48% for the same period.2

After suffering continued declines early in the year, stocks rallied strongly over most of 2009 as investors looked forward to an economic recovery. Midcap stocks generally outperformed their large- and small-cap coun-terparts.The fund produced lower returns than its benchmark, primarily due to its focus on high-quality stocks at a time when highly leveraged and fundamentally challenged companies led the rebound.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies. Prior to February 2009, the fund’s then-current portfolio management team employed a proprietary quantitative model that considered more than 40 factors and ranked stocks based on fundamental momentum, relative value, future value, long-term growth and other factors. It focused on “bottom-up” stock selection to construct a portfolio with exposure to industries and market capitalizations similar to the benchmark’s composition.

The fund’s current portfolio managers were appointed on February 14, 2009, at which time they began using quantitative models that value and weight factors differently. These models are designed to identify equity securities with attractive long-term relative valuations, sustainable earnings, and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations.

Generally, the portfolio managers maintain sector concentrations that are roughly in line with the Russell Midcap Index.They periodically

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by the team’s ongoing research efforts.

Equity Markets Rebounded Sharply

During the winter of 2009,equity markets were still reeling from a global financial crisis that nearly led to the collapse of the worldwide banking system. In addition, rising unemployment and declining housing markets had produced the most severe recession since the 1930s.These influences fueled a bear market that drove stock prices to multi-year lows during the first quarter of the year.

Market sentiment began to improve in March, when it became clearer that aggressive remedial actions by government and monetary authorities had helped repair global credit markets. Subsequently, evidence of improving business conditions also helped propel stocks higher through year-end.Midcap stocks proved to be one of the stronger segments of the market in 2009, as investors shifted their attention away from traditionally defensive investments toward stocks that had been punished severely in the downturn and appeared poised to benefit from a resumption of economic growth.

Quality Bias Dampened Results in Market Rebound

All of the fund’s lagging performance relative to its benchmark during the reporting period can be traced to February and March 2009, a time of transition for the fund and the midcap stock market. As the current management team took the reins and restructured the portfolio, temporarily heightened transaction costs weighed on the fund’s returns. Meanwhile, given our process’s focus on earnings quality as a key criterion in security selection, the fund’s participation was limited in the early stages of a rally led by low-quality stocks. In fact, the market’s top performers at the time generally were stocks that had been severely punished during the downturn due to weakness in their underlying business fundamentals or overleveraged balance sheets.

Beginning in May, market leadership began to broaden, and the fund’s relative performance improved.The valuation factors considered by our quantitative models proved particularly effective in identifying winning stocks. Overweighted positions in Genworth Financial and Protective Life Group bolstered returns as concerns regarding liquidity conditions and the companies’ investment portfolio waned. Hotel and time share operator Wyndham Worldwide gained value after announcing better-than-expected quarterly results. Specialty chemicals producer Eastman Chemical advanced as commodity prices and earnings rebounded in the recovering economy.

Disappointments during the reporting period included Endo Pharmaceuticals Holding, which declined in December after a new medicine failed to obtain regulatory approval. For-profit education provider Apollo Group was hurt by a regulatory investigation into its accounting practices. Retailer GameStop slid amid concerns regarding the impact of competitive pressures on pricing. Utility PPL Corp. fell sharply in August after earnings missed analysts’ estimates.

Focusing on Fundamentals

Although we manage the fund according to a quantitative process and not in response to macroeconomic trends, it is worth noting that a sub-par economic recovery is likely to shift investors’ focus to high-quality, attractively valued companies that can deliver consistent earnings growth. In our judgment, our investment process may be particularly well suited to such an environment as investors refocus on underlying business fundamentals of individual companies rather than hunting for bargains among beaten-down stocks.

January 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 31, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium-
cap stock market performance.

The Fund 5

Years Ended 12/31

Comparison of change in value of $10,000 investment in Dreyfus Active MidCap Fund Class A shares and the Russell Midcap Index
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Active MidCap Fund on
12/31/99 to a $10,000 investment made in the Russell Midcap Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Effective April 9, 2009, Dreyfus New Leaders Fund changed its name to Dreyfus Active MidCap Fund.
The performance of the fund’s Class A shares shown in the line graph takes into account the maximum initial sales charge and all other applicable fees and expenses. Performance for Class B, Class C and Class I shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	27.48%	–2.71%	1.41%
without sales charge	1/29/85	35.24%	–1.55%	2.01%
Class B shares
with applicable redemption charge †	11/27/02	30.05%	–2.62%	1.77%†††,††††
without redemption	11/27/02	34.05%	–2.34%	1.77%†††,††††
Class C shares
with applicable redemption charge ††	11/27/02	33.13%	–2.31%	1.47%†††
without redemption	11/27/02	34.13%	–2.31%	1.47%†††
Class I shares	11/27/02	35.01%	–1.66%	2.01%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C and I shares of the fund reflect the performance of the fund’s Class A shares for periods prior to 11/27/02 (the inception date for Class B, C and I shares), adjusted to reflect the applicable sales load for that class.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.75	$ 11.95	$ 11.21	$ 5.90
Ending value (after expenses)	$1,251.00	$1,246.00	$1,246.30	$1,252.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.06	$ 10.71	$ 10.06	$ 5.30
Ending value (after expenses)	$1,019.21	$1,014.57	$1,015.22	$1,019.96

† Expenses are equal to the fund’s annualized expense ratio of 1.19% for Class A, 2.11% for Class B, 1.98% for
Class C, and 1.04% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2009

Common Stocks—99.9%	Shares	Value ($)
Consumer Discretionary—17.0%
Advance Auto Parts	110,100 [a]	4,456,848
Aeropostale	151,500 [b]	5,158,575
American Greetings, Cl. A	33,900	738,681
Big Lots	167,500 [a,b]	4,854,150
Corinthian Colleges	331,100 [a,b]	4,559,247
DeVry	7,300	414,129
DISH Network, Cl. A	285,300	5,925,681
Dollar Tree	119,800 [b]	5,786,340
Family Dollar Stores	178,900	4,978,787
GameStop, Cl. A	231,900 [a,b]	5,087,886
Garmin	175,700 [a]	5,393,990
H & R Block	273,100	6,177,522
Leggett & Platt	107,400 [a]	2,190,960
Liberty Global, Cl. A	238,600 [a,b]	5,227,726
Priceline.com	21,800 [a,b]	4,763,300
Rent-A-Center	134,400 [b]	2,381,568
Ross Stores	26,700 [a]	1,140,357
Sherwin-Williams	53,900	3,322,935
Snap-On	25,700	1,086,082
TRW Automotive Holdings	215,200 [a,b]	5,138,976
		78,783,740
Consumer Staples—6.8%
Coca-Cola Enterprises	276,100	5,853,320
Dean Foods	283,100 [b]	5,107,124
Del Monte Foods	440,400	4,994,136
Estee Lauder, Cl. A	76,900	3,718,884
Hershey	101,600	3,636,264
Lancaster Colony	19,000	944,300
Lorillard	26,400	2,118,072
SUPERVALU	111,300	1,414,623
Tyson Foods, Cl. A	299,700	3,677,319
		31,464,042

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—4.7%
BJ Services	46,300	861,180
Encore Acquisition	11,000 [b]	528,220
Murphy Oil	53,400	2,894,280
Spectra Energy	331,700	6,803,167
Tesoro	346,900 [a]	4,700,495
WGL Holdings	8,600 [a]	288,444
Whiting Petroleum	80,100 [a,b]	5,723,145
		21,798,931
Financial—14.5%
Allied World Assurance Holdings	12,000	552,840
American Financial Group	200,800	5,009,960
Annaly Capital Management	365,100 [c]	6,334,485
Discover Financial Services	425,138	6,253,780
Endurance Specialty Holdings	16,200	603,126
Everest Re Group	14,300	1,225,224
Federated Investors, Cl. B	199,600 [a]	5,489,000
Hospitality Properties Trust	105,100	2,491,921
Hudson City Bancorp	160,100	2,198,173
Interactive Brokers Group, Cl. A	130,300 [a,b]	2,308,916
International Bancshares	12,000 [a]	227,160
Investment Technology Group	228,600 [b]	4,503,420
Moody’s	260,500 [a]	6,981,400
PartnerRe	65,700	4,905,162
Protective Life	235,500	3,897,525
Public Storage	32,300 [a,c]	2,630,835
Raymond James Financial	196,600 [a]	4,673,182
RenaissanceRe Holdings	3,500	186,025
TD Ameritrade Holding	220,400 [b]	4,271,352
Transatlantic Holdings	21,700	1,130,787
Unitrin	13,000	286,650
Validus Holdings	40,400	1,088,376
		67,249,299

Common Stocks (continued)	Shares	Value ($)
Health Care—13.4%
Cephalon	12,600 [a,b]	786,366
Endo Pharmaceuticals Holdings	125,200 [b]	2,567,852
Forest Laboratories	145,600 [b]	4,675,216
Hospira	115,700 [b]	5,900,700
Humana	97,800 [b]	4,292,442
IMS Health	181,900	3,830,814
Kinetic Concepts	109,000 [a,b]	4,103,850
Laboratory Corp. of America Holdings	17,700 [b]	1,324,668
Mettler-Toledo International	53,100 [a,b]	5,574,969
Millipore	75,600 [b]	5,469,660
Mylan	107,700 [a,b]	1,984,911
Omnicare	238,300 [a]	5,762,094
Perrigo	94,200	3,752,928
Tenet Healthcare	352,900 [b]	1,902,131
Universal Health Services, Cl. B	194,400	5,929,200
Valeant Pharmaceuticals International	127,600 [a,b]	4,056,404
		61,914,205
Industrial—5.3%
Alliant Techsystems	23,600 [a,b]	2,083,172
Fluor	28,000	1,261,120
Hubbell, Cl. B	12,500	591,250
ITT	23,500	1,168,890
Jacobs Engineering Group	13,900 [b]	522,779
Oshkosh	141,500	5,239,745
R.R. Donnelley & Sons	258,400	5,754,568
SAIC	48,800 [b]	924,272
SPX	91,100	4,983,170
Valmont Industries	26,200 [a]	2,055,390
		24,584,356
Information Technology—15.9%
Affiliated Computer Services, Cl. A	14,600 [b]	871,474
Avnet	31,900 [a,b]	962,104

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Broadridge Financial Solutions	227,400	5,130,144
Convergys	274,300 [a,b]	2,948,725
Cree	100,900 [b]	5,687,733
Cypress Semiconductor	472,600 [a,b]	4,990,656
Diebold	167,700	4,771,065
Dolby Laboratories, Cl. A	108,200 [a,b]	5,164,386
DST Systems	63,200 [b]	2,752,360
Fidelity National Information Services	246,700	5,782,648
Fiserv	74,200 [b]	3,597,216
FLIR Systems	35,000 [a,b]	1,145,200
Ingram Micro, Cl. A	299,000 [b]	5,217,550
Intuit	26,200 [a,b]	804,602
ManTech International, Cl. A	4,500 [a,b]	217,260
Novell	1,069,600 [b]	4,438,840
SanDisk	150,000 [a,b]	4,348,500
Sohu.com	57,500 [a,b]	3,293,600
Sun Microsystems	117,600 [b]	1,101,912
Sybase	13,600 [a,b]	590,240
ValueClick	18,900 [b]	191,268
VeriSign	97,000 [b]	2,351,280
Western Digital	165,400 [b]	7,302,410
		73,661,173
Materials—11.2%
Bemis	12,560	372,404
Carlisle Cos.	127,400	4,364,724
CF Industries Holdings	8,100	735,318
Commercial Metals	282,700 [a]	4,424,255
Crown Holdings	162,400 [b]	4,154,192
Eastman Chemical	99,500	5,993,880
International Paper	209,400	5,607,732
Nalco Holding	171,600 [a]	4,377,516
Pactiv	214,400 [b]	5,175,616
Plum Creek Timber	32,100 [a]	1,212,096
Reliance Steel & Aluminum	126,800	5,480,296
Sealed Air	3,500	76,510

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Walter Energy	91,700	6,905,927
Worthington Industries	230,900	3,017,863
		51,898,329
Telecommunication Services—2.6%
CommScope	60,900 [a,b]	1,615,677
NeuStar, Cl. A	13,600 [b]	313,344
Qwest Communications
International	245,500 [a]	1,033,555
RF Micro Devices	1,119,300 [a,b]	5,339,061
Virgin Media	219,500 [a]	3,694,185
		11,995,822
Utilities—8.5%
American Water Works	170,297	3,816,356
Consolidated Edison	82,100 [a]	3,729,803
DPL	168,400 [a]	4,647,840
DTE Energy	56,300	2,454,117
IDACORP	10,400 [a]	332,280
Integrys Energy	128,500	5,395,715
Northeast Utilities	37,600	969,704
NSTAR	19,400	713,920
NV Energy	397,200	4,917,336
PG & E	63,200	2,821,880
Pinnacle West Capital	148,600	5,435,788
WESCO International	31,700 [b]	856,217
Westar Energy	135,200	2,936,544
Xcel Energy	2,900	61,538
		39,089,038
Total Common Stocks
(cost $402,905,668)		462,438,935

Other Investment—1.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,831,000)	5,831,000 [d]	5,831,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—16.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $76,044,585)	76,044,585 [d]	76,044,585

Total Investments (cost $484,781,253)	117.6%	544,314,520
Liabilities, Less Cash and Receivables	(17.6%)	(81,576,330)
Net Assets	100.0%	462,738,190

a Security, or portion thereof, on loan. At December 31, 2009, the total market value of the fund’s securities on loan is
$73,359,619 and the total market value of the collateral held by the fund is $76,044,585.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	17.7	Utilities	8.5
Consumer Discretionary	17.0	Consumer Staples	6.8
Information Technology	15.9	Industrial	5.3
Financial	14.5	Energy	4.7
Health Care	13.4	Telecommunication Services	2.6
Materials	11.2		117.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $73,359,619)—Note 1(b):
Unaffiliated issuers	402,905,668	462,438,935
Affiliated issuers	81,875,585	81,875,585
Receivable for investment securities sold		4,780,300
Dividends receivable		635,198
Receivable for shares of Common Stock subscribed		36,324
Prepaid expenses		16,125
		549,782,467
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		431,749
Cash overdraft due to Custodian		4,737,010
Liability for securities on loan—Note 1(b)		76,044,585
Payable for shares of Common Stock redeemed		5,480,964
Accrued expenses		349,969
		87,044,277
Net Assets ($)		462,738,190
Composition of Net Assets ($):
Paid-in capital		685,186,985
Accumulated undistributed investment income—net		398,049
Accumulated net realized gain (loss) on investments		(282,380,111)
Accumulated net unrealized appreciation
(depreciation) on investments		59,533,267
Net Assets ($)		462,738,190

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	445,290,042	4,928,774	8,407,308	4,112,066
Shares Outstanding	15,889,262	183,579	312,423	145,003
Net Asset Value Per Share ($)	28.02	26.85	26.91	28.36

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,493,293
Affiliated issuers	3,569
Income from securities lending—Note 1(b)	494,846
Total Income	8,991,708
Expenses:
Management fee—Note 3(a)	3,196,911
Shareholder servicing costs—Note 3(c)	2,120,276
Distribution fees—Note 3(b)	101,969
Professional fees	88,763
Registration fees	57,572
Prospectus and shareholders’ reports	56,515
Custodian fees—Note 3(c)	45,239
Directors’ fees and expenses—Note 3(d)	35,907
Loan commitment fees—Note 2	4,029
Interest expense—Note 2	368
Miscellaneous	44,734
Total Expenses	5,752,283
Less—reduction in management fee due to undertaking—Note 3(a)	(426,184)
Less—reduction in fees due to earnings credits—Note 1(b)	(57,548)
Net Expenses	5,268,551
Investment Income—Net	3,723,157
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(134,898,912)
Net unrealized appreciation (depreciation) on investments	257,839,035
Net Realized and Unrealized Gain (Loss) on Investments	122,940,123
Net Increase in Net Assets Resulting from Operations	126,663,280

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009[a]	2008
Operations ($):
Investment income—net	3,723,157	2,843,738
Net realized gain (loss) on investments	(134,898,912)	(141,346,971)
Net unrealized appreciation
(depreciation) on investments	257,839,035	(267,983,699)
Net Increase (Decrease) in Net Assets
Resulting from Operations	126,663,280	(406,486,932)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(3,303,232)	(5,759,123)
Class C Shares	(3,117)	—
Class I Shares	(18,759)	(22,032)
Class T Shares	—	(42,276)
Net realized gain on investments:
Class A Shares	—	(98,608)
Class B Shares	—	(1,716)
Class C Shares	—	(2,096)
Class I Shares	—	(1,293)
Class T Shares	—	(1,376)
Total Dividends	(3,325,108)	(5,928,520)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	35,520,958	65,218,954
Class B Shares	45,970	44,431
Class C Shares	422,108	637,378
Class I Shares	1,970,230	2,220,742
Class T Shares	150,635	2,860,126

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2009[a]	2008
Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	3,096,988	5,518,761
Class B Shares	—	1,633
Class C Shares	2,877	1,827
Class I Shares	14,794	22,561
Class T Shares	—	42,109
Cost of shares redeemed:
Class A Shares	(126,352,944)	(290,523,851)
Class B Shares	(3,471,598)	(4,254,111)
Class C Shares	(2,199,010)	(5,995,307)
Class I Shares	(3,445,040)	(13,682,098)
Class T Shares	(5,957,856)	(5,498,755)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(100,201,888)	(243,385,600)
Total Increase (Decrease) in Net Assets	23,136,284	(655,801,052)
Net Assets ($):
Beginning of Period	439,601,906	1,095,402,958
End of Period	462,738,190	439,601,906
Undistributed investment income—net	398,049	—

	Year Ended December 31,
	2009[a]	2008
Capital Share Transactions:
Class Ab,c
Shares sold	1,612,675	2,076,245
Shares issued for dividends reinvested	108,942	246,262
Shares redeemed	(5,679,685)	(9,198,036)
Net Increase (Decrease) in Shares Outstanding	(3,958,068)	(6,875,529)
Class Bb
Shares sold	1,987	1,732
Shares issued for dividends reinvested	—	50
Shares redeemed	(155,459)	(141,555)
Net Increase (Decrease) in Shares Outstanding	(153,472)	(139,773)
Class C
Shares sold	18,413	23,004
Shares issued for dividends reinvested	105	56
Shares redeemed	(105,021)	(204,131)
Net Increase (Decrease) in Shares Outstanding	(86,503)	(181,071)
Class I
Shares sold	84,530	68,438
Shares issued for dividends reinvested	515	746
Shares redeemed	(154,444)	(392,405)
Net Increase (Decrease) in Shares Outstanding	(69,399)	(323,221)
Class Tc
Shares sold	7,375	94,924
Shares issued for dividends reinvested	—	2,115
Shares redeemed	(304,847)	(173,576)
Net Increase (Decrease) in Shares Outstanding	(297,472)	(76,537)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended December 31, 2009, 75,570 Class B shares representing $1,769,768 were automatically converted to 72,127 Class A shares and during the period ended December 31,2008, 18,908 Class B shares representing $596,144 were automatically converted to 18,040 Class A shares.
c On the close of business on February 4, 2009, 48,954 Class T shares representing $959,991 were converted to
48,460 Class A shares.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	20.87	38.24	47.92	47.02	44.42
Investment Operations:
Investment income—net[a]	.21	.13	.24	.14	.13
Net realized and unrealized
gain (loss) on investments	7.15	(17.22)	(2.51)	6.16	6.03
Total from Investment Operations	7.36	(17.09)	(2.27)	6.30	6.16
Distributions:
Dividends from
investment income—net	(.21)	(.28)	(.18)	(.08)	(.09)
Dividends from net realized
gain on investments	—	(.00)[b]	(7.23)	(5.32)	(3.47)
Total Distributions	(.21)	(.28)	(7.41)	(5.40)	(3.56)
Net asset value, end of period	28.02	20.87	38.24	47.92	47.02
Total Return (%)[c]	35.24	(44.73)	(4.76)	13.56	14.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.32	1.22	1.19	1.20	1.16
Ratio of net expenses
to average net assets	1.21	1.21	1.19[d]	1.20[d]	1.16
Ratio of net investment income
to average net assets	.90	.40	.50	.29	.29
Portfolio Turnover Rate	189.84	91.38	88.97	40.30	37.93
Net Assets, end of period
($ x 1,000)	445,290	414,176	1,021,924	1,131,962	1,041,238

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended December 31,
Class B Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	20.03	36.56	46.33	45.86	43.67
Investment Operations:
Investment (loss)—net[a]	(.00)[b]	(.14)	(.14)	(.23)	(.24)
Net realized and unrealized
gain (loss) on investments	6.82	(16.39)	(2.40)	6.02	5.90
Total from Investment Operations	6.82	(16.53)	(2.54)	5.79	5.66
Distributions:
Dividends from net realized
gain on investments	—	(.00)[b]	(7.23)	(5.32)	(3.47)
Net asset value, end of period	26.85	20.03	36.56	46.33	45.86
Total Return (%)[c]	34.05	(45.21)	(5.51)	12.78	13.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.24	2.07	1.97	1.97	1.99
Ratio of net expenses
to average net assets	2.12	2.06	1.97[d]	1.97[d]	1.99
Ratio of net investment (loss)
to average net assets	(.01)	(.45)	(.30)	(.49)	(.54)
Portfolio Turnover Rate	189.84	91.38	88.97	40.30	37.93
Net Assets, end of period ($ x 1,000)	4,929	6,752	17,435	22,388	20,938

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class C Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	20.07	36.60	46.36	45.90	43.70
Investment Operations:
Investment income (loss)—net[a]	.02	(.12)	(.12)	(.20)	(.21)
Net realized and unrealized
gain (loss) on investments	6.83	(16.41)	(2.41)	5.98	5.88
Total from Investment Operations	6.85	(16.53)	(2.53)	5.78	5.67
Distributions:
Dividends from investment income—net	(.01)	—	—	—	—
Dividends from net realized
gain on investments	—	(.00)[b]	(7.23)	(5.32)	(3.47)
Total Distributions	(.01)	(.00)[b]	(7.23)	(5.32)	(3.47)
Net asset value, end of period	26.91	20.07	36.60	46.36	45.90
Total Return (%)[c]	34.13	(45.16)	(5.48)	12.75	13.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.14	2.02	1.94	1.93	1.93
Ratio of net expenses
to average net assets	2.03	2.01	1.94[d]	1.93[d]	1.93
Ratio of net investment income
(loss) to average net assets	.09	(.41)	(.26)	(.43)	(.49)
Portfolio Turnover Rate	189.84	91.38	88.97	40.30	37.93
Net Assets, end of period ($ x 1,000)	8,407	8,005	21,231	26,406	18,166

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended December 31,
Class I Shares	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value, beginning of period	21.10	38.49	48.25	47.37	44.72
Investment Operations:
Investment income (loss)—net[b]	.16	(.04)	.29	.16	.12
Net realized and unrealized
gain (loss) on investments	7.23	(17.27)	(2.54)	6.19	6.12
Total from Investment Operations	7.39	(17.31)	(2.25)	6.35	6.24
Distributions:
Dividends from investment income—net	(.13)	(.08)	(.28)	(.15)	(.12)
Dividends from net realized
gain on investments	—	(.00)[c]	(7.23)	(5.32)	(3.47)
Total Distributions	(.13)	(.08)	(7.51)	(5.47)	(3.59)
Net asset value, end of period	28.36	21.10	38.49	48.25	47.37
Total Return (%)	35.01	(45.03)	(4.67)	13.56	14.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.61	1.68	1.09	1.18	1.11
Ratio of net expenses
to average net assets	1.50	1.66	1.09[d]	1.18[d]	1.11
Ratio of net investment income
(loss) to average net assets	.70	(.13)	.60	.32	.27
Portfolio Turnover Rate	189.84	91.38	88.97	40.30	37.93
Net Assets, end of period ($ x 1,000)	4,112	4,524	20,696	15,328	10,312

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on March 31, 2009, the Board approved, effective April 9, 2009, a proposal to change the name of the fund from “Dreyfus New Leaders Fund” to “Dreyfus Active MidCap Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 95 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (35 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Each class of shares has identical rights and privileges, except with respect to the distribution plan, shareholder services plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	455,451,150	—	—	455,451,150
Equity Securities—
Foreign†	6,987,785	—	—	6,987,785
Mutual Funds	81,875,585	—	—	81,875,585

†	See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009,The Bank of New York Mellon earned $212,077 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $398,049, accumulated capital losses $280,966,080 and unrealized appreciation $59,261,715. In addition, the fund had $1,142,479 of capital losses realized after October 31, 2009 which were deferred for tax purposes to the first day of the following year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $6,119,049 of the carryover expires in fiscal 2010, $63,095,316 expires in fiscal 2016 and $211,751,715 expires in fiscal 2017.Also, as a result of the fund’s merger with Dreyfus Premier Aggressive Growth Fund and Dreyfus Aggressive Growth Fund, capital losses of $3,059,524 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation.This acquired capital loss is expected to expire in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $3,325,108 and $5,823,431 and long-term capital gains $0 and $105,089, respectively.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryover from fund mergers, the fund decreased accumulated net realized gain (loss) on investment by $3,059,524 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2009 was approximately $26,300, with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed from January 1, 2009 through May 31, 2010 to waive a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $426,184 during the period ended December 31, 2009.

During the period ended December 31, 2009, the Distributor retained $4,626 and $3 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $7,722 and $342 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended December 31, 2009, Class B, Class C and Class T shares were charged $43,277, $57,294 and $1,398, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal ser-

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

vices relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2009, Class A, Class B, Class C and Class T shares were charged $1,021,338, $14,426, $19,098 and $1,398, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $345,875 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $57,548 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $45,239 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $295,887, Rule 12b-1 distribution plan fees $8,453, shareholder ser-

vices plan fees $97,758, custodian fees $9,650, chief compliance officer fees $5,011 and transfer agency per account fees $54,400, which are offset against an expense reimbursement currently in effect in the amount of $39,410.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2009, amounted to $803,169,578 and $902,041,768, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2009. These disclosures did not impact the notes to the financial statements.

At December 31, 2009, the cost of investments for federal income tax purposes was $485,052,805; accordingly, accumulated net unrealized appreciation on investments was $59,261,715, consisting of $67,274,794 gross unrealized appreciation and $8,013,079 gross unrealized depreciation.

NOTE 5—New Accounting Pronouncement:

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonre-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

curring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 25, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Active MidCap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Active MidCap Fund (formerly, Dreyfus New Leaders Fund) (one of the series comprising Strategic Funds, Inc.) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Active MidCap Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York February 25, 2010

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,325,108 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement,pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships that the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s man-

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

agement fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper, all for various periods ended September 30, 2009. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total return to the return of the fund’s benchmark index for each of the past 10 calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was at the Expense Group median, and that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians.The Board also noted that the fund’s total expense ratio (Class A shares) was lower than the Expense Group and Expense Universe medians. The Board noted the undertaking in effect by the Manager over the past year to waive receipt of .10% of the fund’s management fee and the Manager’s commitment to continue such undertaking through May 31, 2010.

With respect to the fund’s performance (Class A shares), the Board noted that the fund achieved fourth quartile total return rankings (the first quartile being the highest performance ranking group) in the Performance Group and Performance Universe for each reported time period up to 10 years (except in the Performance Universe for the 1-year period, in which the fund achieved a third quartile total return ranking). The Board also noted that the fund’s total return was lower than that of its benchmark index for 6 of the 10 annual periods, and higher in the other 4 periods.

The Board received a presentation from one of the fund’s portfolio managers who discussed the fund’s performance since the appointment of the fund’s current primary portfolio management team in February 2009. During this discussion, the Board noted from materials separately provided to the Board members that the fund achieved total return results ranking in the 33rd percentile of the fund’s Lipper category on a year-to-date basis (through September 30, 2009), reflecting the fund’s improved relative performance under the new team’s management. Representatives of the Manager also committed to closely monitor the portfolio manager’s ability to improve relative performance.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and the differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. The Manager’s representatives noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine

The Fund 39

I NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided. The Board also noted the Manager’s wavier of receipt of a portion of the fund’s management fee and its effect on profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management

Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was not satisfied with the fund’s performance, but noted the potential for improvement in the fund’s relative total return per- formance based on the recent results of the new primary portfolio management team.The Board also supported the Manager contin- uing to closely monitor the portfolio management team’s ability to improve relative fund performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, including the Manager’s undertaking to waive receipt of 0.10% of the fund’s man- agement fee through May 31, 2010, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement for a shorter six-month period, through May 31, 2010, was in the best interests of the fund and its shareholders, noting that the six-month re-approval period offered the Board the opportunity to further assess the new primary portfolio management team’s performance in managing the fund.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 45

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 47

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,316 in 2008 and $31,942 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in 2009. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,090 in 2008 and $3,638 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $435 in 2008 and $132 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note:  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of  Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,561,320 in 2008 and $24,975,296 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)